UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2017

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

At Home Group Inc. (the “Company”) issued a press release on December 4, 2017, announcing the launch of a proposed underwritten secondary public offering of 6,000,000 shares of its common stock by certain of the Company’s existing stockholders, including certain affiliates of AEA Investors LP and Starr Investment Holdings, LLC (collectively, the “Selling Stockholders”). Additionally, in connection with the proposed offering, the Selling Stockholders intend to grant the underwriters a 30-day option to purchase up to 900,000 additional shares of the Company’s common stock. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information furnished in this Form 8-K pursuant to Item 7.01 is not an offer to sell or the solicitation of an offer to buy securities.

Item 8.01. Other Events.

The consent of Cooper Roberts Research, Inc., consenting to the use of its name and the inclusion of certain market and industry data derived from research and modeling prepared by Cooper Roberts Research, Inc. in the Registration Statement on Form S-3 (333-221044) of the Company (the “Registration Statement”) and in any prospectus or prospectus supplement filed in connection therewith, is attached hereto as Exhibit 23.1 and is hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

23.1	Consent of Cooper Roberts Research, Inc.

99.1	Press Release dated December 4, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: December 4, 2017	By:	/s/ JUDD T. NYSTROM
Name: Judd T. Nystrom
Title: Chief Financial Officer

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